FILED
		IN THE OFFICE OF THE
SECRETARY OF STATE THE
	STATE OF NEVADA	CERTIFICATE OF AMENDMENT
			TO
		JUN 2 1 1999	THE ARTICLES OF INCORPORATION
	No.	c2714-97	OF

E-CASINO GAMING CORPORATION
Dean Heller, Sewcretary of State

The undersigned President and Secretary of E-CASINO GAMING CORPORATION a Nevada corporation, pursuant to the provisions of Section 78.385 and
78.390, of the Nevada Revised Statutes, for the purpose of amending the Articles of Incorporation of the said Corporation, do certify as follows:

That the Board of Directors of the said corporation, at a meeting duly convened and held on the I' day of June, 1999, adopted resolutions to amend the Articles of Incorporation, as follows:

ARTICLE I shall be amended as follows:

ARTICLE I - NAME

The name of the Corporation shall be E-Vegas.Com, Inc.

The forgoing amendment to the Articles of Incorporation were duly adopted by the written consent of the shareholders of the Corporation, pursuant to Section 78.320 of the Nevada
 Revised Statute, on June 1 st, 1999.

The number of shares of Common Stock of the Corporation outstanding and entitles to vote on the forgoing amendment to the Articles of Incorporation on June 1, 1999 were
16,000,000 shares and the said amendments were approved
 and consented to by 10,300,000 shares, being voted in person or by proxy, which represented more that a 64% majority of the issued and outstanding shares of the Common Stock of the Corporation.

The undersigned President and Secretary of the Corporation hereby declare that the forgoing Certificate of Amendment to Articles of Incorporation is true and correct to the best of their knowledge and belief.

In witness whereof, this certificate has been executed by the undersigned on June 1st

1999.

Erwin Liem, Secretary	Edward B. Gallagher


 This is to certify that, Erwin Liern and Edward B. Gallagher appeared be re me and signed as Secretary and President respectively, the attached Certificate of Amendment to The
 Articles of Incorporation of E-CASINO GAMING CORPORATION. DATED in the City of Vancouver. in the Province of British Columbia, this 14th day of June, 1999.

Peter John Merry, a Notary Public for the
Province of British Columbia, Canada




FILED

THE OFFICE OF THE
SECRETARY OF STATE


STATE OF NEVADA

MAR 111999	CERTIFICATE OF AMENDMENT
	TO
c-2714-99
	THE ARTICLES OF INCORPORATION
	OF

Dean Heller, Secretary of State

CLEAR WATER MINING, INC.

The undersigned President and Secretary of CLEAR WATER MINING, INC. a Nevada corporation, pursuant to the provisions of Section 78.385 and 78.390, of the Nevada Revised Statutes, for the purpose of amending the Articles of Incorporation of the said Corporation, do certify as follows:

That the Board of Directors of the said corporation, at a meeting duly convened and held on the 5' day of March, 1999, adopted resolutions to amend the Articles of Incorporation, as follows:

ARTICLE I shall be amended as follows:

ARTICLE I NAME

The name of the Corporation shall be E-CASINO GAMING CORPORATION.

The forgoing amendment to the Articles of Incorporation were duly adopted by the written consent of the shareholders of the Corporation, pursuant to Section 78.320 of the Nevada
 Revised Statute, on March 5", 1999.

The number of shares of Common Stock of the Corporation outstanding and entitles to vote on the forgoing amendment to the Articles of Incorporation on March 5, 1999 were 12,000,000 shares and the said amendments were approved and consented to by 8,000,000 shares, being voted in person or by proxy, which represented more that a 50% majority of the issued and outstanding shares of the Common Stock of the Corporation.

The undersigned President and Secretary of the Corporation hereby declare that the forgoing Certificate of Amendment to Articles of Incorporation is true and correct to the best of their knowledge and belief.

In witness whereof, this certificate has been executed by the undersigned on March 5" 1999.

Marilyn Markus, Secretary	Antal Markus, President

 .Vv2

		Province of British, Columbia, thid
			..............
	J. ERNEST JANZEH	8 day of March 19999

	102-1835 DILWORTH DRIVE	. 	..........................	............

KELOWNA, 13C V1Y s)TI

	 .	(	..................

	A Notary Public in and for that

ProvincG of British Columbia